                     [VION PHARMACEUTICALS, INC. LOGO]
                                                                    Exhibit 99.1

                                                                                                                           EXHIBIT 99.1

                              COMPANY CONTACT:      VION PHARMACEUTICALS, INC.
                                                    Howard B. Johnson, President
                                                    (203) 498-4210

                Vion Announces Addition to Senior Management Team

           Promotes Ann Cahill to Vice President, Clinical Development

NEW HAVEN, CT, OCTOBER 15, 2004 - VION PHARMACEUTICALS, INC. (NASDAQ SMALLCAP:
VION) today announced that Ann Cahill, formerly Senior Director of Clinical
Affairs, had been promoted to Vice President, Clinical Development, and would become a corporate officer of the Company. In her new capacity, she will be responsible for the execution and oversight of all of the Company's clinical trials.

Alan Kessman, Chief Executive Officer, remarked, "Ann has done an outstanding job in building and leading our clinical affairs group. They have been directly responsible for our success in evaluating Triapine(R) and CLORETAZINE(TM)
(VNP40101M) rapidly in clinical triaLs. This promotion to Vice President,
Clinical Development and a corporate officer is in recognition of her outstanding contributions and leadership and the increasing importance of her responsibilities to Vion."

Ann Cahill joined Vion in January 2002 as Director, Clinical Affairs. In October
2003 she was promoted to Senior Director, Clinical Affairs. Prior to joining the
Company, she was a member of the project management group of Schering-Plough
Corporation for five years, including leadership roles in clinical affairs for hepatitis and medical oncology. From 1985-1997, Ms. Cahill was a physician associate in a medical oncology practice. Ms. Cahill received her B.S. degree from Duke University and her Physician Associate degree from Yale University

Vion Pharmaceuticals, Inc. is developing novel agents for the treatment of cancer. Vion has two agents in Phase II clinical trials: CLORETAZINE(TM)
(VNP40101M), a unique sulfonylhydrazine alkylating agent, and Triapine(R), a potent inhibitor of a key step in DNA synthesis. In preclinical studies, Vion is also developing KS119, a hypoxia-selective compound from the sulfonylhydrazine class, and heterocyclic hydrazones. The Company is also known for developing
TAPET(R), a modified Salmonella vector used to deliver anticancer agents directly to tumors. For additional information on Vion and its product development programs, visit the Company's Internet web site at
www.vionpharm.com.

This news release contains forward-looking statements. Such statements are subject to certain risk factors which may cause Vion's plans to differ or results to vary from those expected, including Vion's ability to secure external sources of funding to continue its operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, its dependence on regulatory approval for its products, delayed or unfavorable results of drug trials, the possibility that favorable results of earlier clinical trials are not predictive of safety and efficacy results in later clinical trials, the need for additional research and testing, and a variety of other risks set forth from time to time in Vion's filings with the Securities and Exchange Commission, including but not limited to

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the risks discussed in Vion's Annual Report on Form 10-K/A for the year ended
December 31, 2003. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, Vion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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